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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  June 11, 1998


                            PINNACLE HOLDINGS INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


                                               65-0652634
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   (Commission File Number)                (IRS Employer Identification No.)


            1549 Ringling Boulevard, 3rd Floor, Sarasota, FL  34236
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             (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:     (941) 364-8886
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

   On June 11, 1998, Pinnacle Holdings Inc., a Delaware corporation (the "Company"), issued the press release attached as Exhibit 99 hereto, which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     Exhibit 99   --  Press Release, dated June 11, 1998.





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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         PINNACLE HOLDINGS INC.
                         (Registrant)


                         By:/s/ Steven R. Day
                            ---------------------------------------------
                           Steven Day, Vice President, Secretary and
                           Chief Financial Officer


                         Date:  June 11, 1998
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